Exhibit10.1
                                                                     -----------
                            Memorandum of Employment

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Employee:                                     Daniel J. Haslinger

Employer:                                     N-VIRO International Corporation

Effective Date:                               August 16, 2004

Salary:                                       $1,500.00 per month to be paid twice a month.

Fringe Benefits:                              Employee waives all N-VIRO salaried employee fringe benefits.

Expenses:                                     Employee shall be reimbursed up to $500.00 per month for reasonable expenses incurred in the Toledo area as part of employee's duties.

Duties:                                       Management of the N-VIRO Toledo Bayview Wastewater Treatment Facility.  Employee
                                              shall report to Phillip Levin, CEO.  Employee's duties shall also include management of N-VIRO material disposition from the Facility.

Title:                                        Manager

Term:                                         This employment agreement is terminable "at will" by either party without cause and without notice.

Bonus:                                        In the event that this employment agreement is in effect as of July 20, 2005, then the employee shall be entitled to the bonus incentive compensation described in attached Exhibit A.

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     /s/  Phillip  Levin
     -------------------
     N-VIRO  International  Corporation
     By:  Phillip  Levin,  Chairman  and  CEO

     /s/  Daniel  Haslinger
     ----------------------
     Daniel  J.  Haslinger

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                                    Exhibit A


     Bonus: In the event that this employment agreement (or a modified version) is in effect as of July 20, 2005, then employee shall be entitled to a bonus equal to 10% of the cost savings incurred in Facility product distribution costs for the period of August 1, 2004 thru July 31, 2005, as compared to the previous period of August 1, 2003 thru July 31, 2004. Product distribution costs shall be calculated by adding product distribution trucking costs and deducting associated product revenue, as calculated by N-VIRO's CFO.

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